Offerings - Offering: 1	Aug. 14, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 42,963,885.10
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,933.31
Offering Note	-